UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 14, 2012

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

143 Varick Street, New York, NY	10013
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	212-231-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

    On May 14, 2012, the Company issued a press release entitled “Inuvo Reports 2012 First Quarter Financial Results; Hosts Conference Call Today” regarding its financial results for the three months ended March 31, 2012, and held a management conference call to discuss these results and the outlook of the Company. A copy of the Company’s press release is being furnished herewith as Exhibit 99.1 and a copy of the script of the Company’s management for the conference call is being furnished herewith as Exhibit 99.2.

    The information in this Current Report on Form 8-K under this caption and accompanying exhibits are being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

    The Company made reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

ITEM 7.01   REGULATION FD DISCLOSURE.

    On May 14, 2012, the Company held a management conference call to discuss the Company's financial results for the three months ended March 31, 2012, the outlook of the Company and certain other matters.

    A copy of the script for the presentation is attached as Exhibits 99.2 and is incorporated by reference into this Current Report on Form 8-K.

    The information in this Current Report on Form 8-K and accompanying exhibit is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press release dated May 14, 2012, titled “Inuvo Reports 2012 First Quarter Financial Results; Hosts Conference Call Today”.
99.2	Script for May 14, 2012 Web Conference Call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.
Date: May 14, 2012	By:	/s/ John Pisaris
John Pisaris, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 14, 2012, titled “Inuvo Reports 2012 First Quarter Financial Results; Hosts Conference Call Today”.
99.2	Script for May 14, 2012 Web Conference Call.